UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ENDURANCE SPECIALTY HOLDINGS LTD.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Endurance Specialty Holdings Ltd. Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting of Shareholders to be held on Thursday, May 10, 2012 The Proxy Statement, Annual Report on Form 10-K and other proxy materials are available at: http://www.proxyvoting.com/enh This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the m i portant in formation contained n i the proxy materials before voting. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or Endurance Specialty Holdings Ltd. before May 1, 2012 to facilitate timely delivery. TO REQUEST PAPER COPIES OF PROXY MATERIALS: (please reference your 11-digit control number when requesting materials) By opting out to receive prin ted materia s l , your preference for future proxy mailings wil be kept on our file. Telephone: 1-888-313-0164 (outside of the U.S and Canada cal 201-680-6688) Email: shrrelations@bnymellon.com (you must reference your 11-digit control number n i your email) Internet: http://www.proxyvoting.com/enh TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE This s i not a proxy card. You cannot use this notice to vote your shares. Dear Endurance Specialt y Hold in gs Ltd. Sharehold er: The 2012 Annual General Meeting of Shareholders of Endurance Specialty Holdings Ltd. (the “Company”) will be held at the Fairmont Hamilton Princess Hotel, 76 Pitts Bay Road, Pembroke HM08, Bermuda, on Thursday, May 10, 2012, at 8:00 a.m. (local time). Proposals to be considered at the Annual Meeting: (1) ELECTION OF DIRECTORS Ele ctio n of the four dir ectors of the Company il sted below (Nos. 1 through 4): 01 – Steven W. Carlsen, 02 – David Cash, 03 – Wil a i m M. Jewett, 04 – Wil li am J. Raver Directio n of the Company to elect the slate of three director designees of Endurance Specialty Insurance Ltd. il sted below (Nos. 5 through 7): 05 – David Cash, 06 – John V. Del Col, 07 – Wil iam M. Jewett Directio n of the Company to elect the slate of fiv e director designees of Endurance Worldwide Holdings Limited il sted below (Nos. 8 through 12): 08 – Alan Barlo w, 09 – William H. Bolinder, 10 – David Cash, 11 – Simon Minshall, 12 – Brendan R. O’Neill Directio n of the Company to elect the slate of fiv e director designees of Endurance Worldwide Insurance Limited il sted below (Nos. 13 through 17): 13 – Alan Barlo w, 14 – William H. Bolinder, 15 – David Cash, 16 – Simon Minshall, 17 – Brendan R. O’Neill 2. Appointment of Ernst & Young Ltd. as’ the Company’s in dependent registered public accounting firm for the year ending December 31, 2012 and authoriz ation of the Board of Directors, acting through the Audit Committee, to set the fees for Ernst & Young Ltd. 3. Non-binding advisory vote to approve the compensation of the Company’s named executive officers. 4. Approve the amendment of the Company’s Amended and Restated Bye-laws. Management recommends a vote “FOR” the nominees in Proposal 1 and “FOR” Proposals 2, 3 and 4. The Board of Dir ectors has fix ed the close of business on March 9, 2012 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof. CONTROL NUMBER YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY. Shareholders of record as of the Record Date are encouraged and cordially n i vited to attend the Annual General Meeting. Meeting Location: Fair mont Hamilton Princess Hotel 76 Pitts Bay Road Pembroke HM08 Bermuda The following Proxy Materials are available for you to review online: the Company’s 2012 Proxy Statement (includin g all attachments thereto); the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 (which is not deemed to be part of the offic ial proxy soli citing materials); and any amendments to the foregoin g materia ls that are required to be furnished to stockholders. To request a paper copy of the Proxy Materials: (you must reference your 11-digit control number lo cated on the reverse side of this form) Tele phone: 1-888-313-0164 (outside of the U.S and Canada call 201-680-6688) Email: shrrelations@bnymellon.com (you must reference your 11-digit control number n i your email) Internet: http://www.proxyvoting.com/enh The Proxy Materials for Endurance Specialty Holdings Ltd. are available to review at: http://www.proxyvoting.com/enh Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materia ls online, OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY. HOW TO VOTE BY INTERNET We encourage you to review the proxy materia ls online before voting. Use the Internet to vote your shares. On the a l nding page of the above website n i the box a l beled “To Vote Your Shares by Internet” click on “Vote Now” to access the ele ctronic proxy card and vote your shares. Have this e l tter in hand when you access the website. You will need to reference the 11-digit control number o l cated on the reverse side.

Shareholders of record as of the Record Date are encouraged and cordially invited to attend the Annual General Meeting.

Meeting Location:

Fairmont Hamilton Princess Hotel
76 Pitts Bay Road
Pembroke HM08
Bermuda

The following Proxy Materials are available for you to review online:

- the Company's 2012 Proxy Statement (including all attachments thereto);
- the Company's Annual Report on Form 10-K for the year ended December 31, 2011 (which is not deemed to be part of the official proxy soliciting materials); and
- any amendments to the foregoing materials that are required to be furnished to stockholders.

To request a paper copy of the Proxy Materials:

(you must reference your 11-digit control number located on the reverse side of this form)

Telephone: **1-888-313-0164** (outside of the U.S and Canada call 201-680-6688)
Email: **shrrelations@bnymellon.com** *(you must reference your 11-digit control number in your email)*
Internet: **http://www.proxyvoting.com/enh**

The Proxy Materials for Endurance Specialty Holdings Ltd. are available to review at:

http://www.proxyvoting.com/enh

Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online,
OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

HOW TO VOTE BY INTERNET

We encourage you to review the proxy materials online before voting.

Use the Internet to vote your shares. On the landing page of the above website in the box labeled "To Vote Your Shares by Internet" click on **"Vote Now"** to access the electronic proxy card and vote your shares. Have this letter in hand when you access the website.

You will need to reference the 11-digit control number located on the reverse side.

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